POWER OF ATTORNEY

PHL Variable Accumulation Account		811-08914
• The Big Edge Choice®	• Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	033-87376
• Phoenix Dimensions®		333-123040
PHLVIC Variable Universal Life Account		811-09065
• Phoenix Benefit Choice VUL®		333-143656
• Phoenix Joint Edge® VUL		333-149105
PHL Variable Separate Account MVA1
• Market Value Adjusted Guaranteed Interest Account Annuity		333-87218
• Phoenix Foundations Equity Index Annuity		333-132399
PHL Variable Insurance Company
• Phoenix Guaranteed Income Edge ®		333-137802
• Phoenix Guaranteed Income Edge®		333-161382
• Phoenix Guaranteed Income Edge®		333-164778
• Phoenix Guaranteed Income Edge®		333-168357
• Phoenix Guaranteed Income Edge®		333-168963

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities issued by PHL Variable Insurance Company or any of its separate accounts, with respect to the products listed on the schedule listed above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 25th day of March, 2015.

/s/ Thomas M. Buckingham
Thomas M. Buckingham

POWER OF ATTORNEY

PHL Variable Accumulation Account		811-08914
• The Big Edge Choice®	• Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	033-87376
• Phoenix Dimensions®		333-123040
PHLVIC Variable Universal Life Account		811-09065
• Phoenix Benefit Choice VUL®		333-143656
• Phoenix Joint Edge® VUL		333-149105
PHL Variable Separate Account MVA1
• Market Value Adjusted Guaranteed Interest Account Annuity		333-87218
• Phoenix Foundations Equity Index Annuity		333-132399
PHL Variable Insurance Company
• Phoenix Guaranteed Income Edge ®		333-137802
• Phoenix Guaranteed Income Edge®		333-161382
• Phoenix Guaranteed Income Edge®		333-164778
• Phoenix Guaranteed Income Edge®		333-168357
• Phoenix Guaranteed Income Edge®		333-168963

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities issued by PHL Variable Insurance Company or any of its separate accounts, with respect to the products listed on the schedule listed above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 25th day of March, 2015.

/s/ Edward W. Cassidy
Edward W. Cassidy

POWER OF ATTORNEY

PHL Variable Accumulation Account		811-08914
• The Big Edge Choice®	• Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	033-87376
• Phoenix Dimensions®		333-123040
PHLVIC Variable Universal Life Account		811-09065
• Phoenix Benefit Choice VUL®		333-143656
• Phoenix Joint Edge® VUL		333-149105
PHL Variable Separate Account MVA1
• Market Value Adjusted Guaranteed Interest Account Annuity		333-87218
• Phoenix Foundations Equity Index Annuity		333-132399
PHL Variable Insurance Company
• Phoenix Guaranteed Income Edge ®		333-137802
• Phoenix Guaranteed Income Edge®		333-161382
• Phoenix Guaranteed Income Edge®		333-164778
• Phoenix Guaranteed Income Edge®		333-168357
• Phoenix Guaranteed Income Edge®		333-168963

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities issued by PHL Variable Insurance Company or any of its separate accounts, with respect to the products listed on the schedule listed above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 11th day of March, 2015.

/s/ Christopher M. Wilkos
Christopher M. Wilkos

POWER OF ATTORNEY

PHL Variable Accumulation Account		811-08914
• The Big Edge Choice®	• Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	033-87376
• Phoenix Dimensions®		333-123040
PHLVIC Variable Universal Life Account		811-09065
• Phoenix Benefit Choice VUL®		333-143656
• Phoenix Joint Edge® VUL		333-149105
PHL Variable Separate Account MVA1
• Market Value Adjusted Guaranteed Interest Account Annuity		333-87218
• Phoenix Foundations Equity Index Annuity		333-132399
PHL Variable Insurance Company
• Phoenix Guaranteed Income Edge ®		333-137802
• Phoenix Guaranteed Income Edge®		333-161382
• Phoenix Guaranteed Income Edge®		333-164778
• Phoenix Guaranteed Income Edge®		333-168357
• Phoenix Guaranteed Income Edge®		333-168963

The undersigned, being President of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities issued by PHL Variable Insurance Company or any of its separate accounts, with respect to the products listed on the schedule listed above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 25th day of March, 2015.

/s/ James D. Wehr
James D. Wehr

POWER OF ATTORNEY

PHL Variable Accumulation Account		811-08914
• The Big Edge Choice®	• Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	033-87376
• Phoenix Dimensions®		333-123040
PHLVIC Variable Universal Life Account		811-09065
• Phoenix Benefit Choice VUL®		333-143656
• Phoenix Joint Edge® VUL		333-149105
PHL Variable Separate Account MVA1
• Market Value Adjusted Guaranteed Interest Account Annuity		333-87218
• Phoenix Foundations Equity Index Annuity		333-132399
PHL Variable Insurance Company
• Phoenix Guaranteed Income Edge ®		333-137802
• Phoenix Guaranteed Income Edge®		333-161382
• Phoenix Guaranteed Income Edge®		333-164778
• Phoenix Guaranteed Income Edge®		333-168357
• Phoenix Guaranteed Income Edge®		333-168963

The undersigned, being Chief Financial Officer of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities issued by PHL Variable Insurance Company or any of its separate accounts, with respect to the products listed on the schedule listed above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 25th day of March, 2015.

/s/ Bonnie J. Malley
Bonnie J. Malley

POWER OF ATTORNEY

PHL Variable Accumulation Account		811-08914
• The Big Edge Choice®	• Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	033-87376
• Phoenix Dimensions®		333-123040
PHLVIC Variable Universal Life Account		811-09065
• Phoenix Benefit Choice VUL®		333-143656
• Phoenix Joint Edge® VUL		333-149105
PHL Variable Separate Account MVA1
• Market Value Adjusted Guaranteed Interest Account Annuity		333-87218
• Phoenix Foundations Equity Index Annuity		333-132399
PHL Variable Insurance Company
• Phoenix Guaranteed Income Edge ®		333-137802
• Phoenix Guaranteed Income Edge®		333-161382
• Phoenix Guaranteed Income Edge®		333-164778
• Phoenix Guaranteed Income Edge®		333-168357
• Phoenix Guaranteed Income Edge®		333-168963

The undersigned, being Chief Accounting Officer of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities issued by PHL Variable Insurance Company or any of its separate accounts, with respect to the products listed on the schedule listed above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 25th day of March, 2015.

/s/ Ernest McNeill Jr.
Ernest McNeill Jr.